SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 2007

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                                 OMI CORPORATION
               (Exact Name of Registrant as Specified in Charter)

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      MARSHALL ISLANDS                 000-14135                  52-2098714
(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
     of Incorporation)                                       Identification No.)


             ONE STATION PLACE, STAMFORD,                      06902
                     CONNECTICUT                            (Zip Code)
       (Address of Principal Executive Offices)

                                 (203) 602-6700
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

   On May 14, 2007, OMI Corporation, Teekay Shipping Corporation and A/S Dampskibbsselskabet Torm issued a press release announcing that the Federal Trade Commission has granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (HSR) with respect to the previously announced tender offer by Omaha, Inc., Teekay and TORM for OMI. The tender offer remains subject to certain conditions, including, among others, the expiration of a regulatory waiting period in Norway and satisfaction of the minimum tender condition. The tender offer is currently set to expire at 5:00 p.m. New York City time on Friday, May 25, 2007.

The press release is furnished herewith as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.


(d) Exhibits


99.1 Press release May 14, 2007 announcing that the Federal Trade Commission has granted early termination of the waiting period under the HSR with respect to the previously announced tender offer by Omaha, Inc., Teekay and TORM for OMI and the current expiration date of the tender offer.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: May 14, 2007       By:   /s/ Craig H. Stevenson, Jr.
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                               Craig H. Stevenson, Jr. Chairman
                               of the Board and Chief Executive
                               Officer



Date: May  14, 2007      By:   /s/ Kathleen C. Haines
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                               Kathleen C. Haines
                               Senior Vice President, Chief
                               Financial Officer and Treasurer

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                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.


Exhibit No.    Description
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99.1           Press release May 14, 2007 announcing that the Federal Trade
               Commission has granted early termination of the waiting period under the HSR with respect to the previously announced tender offer by Omaha, Inc., Teekay and TORM for OMI and the current expiration date of the tender offer.